UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2011

GREEN EARTH TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-53797	26-0755102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1136 Celebration Boulevard, Celebration, Florida 34747
(Address of principal executive office) (Zip Code)

(877) 438-4761
Registrant's telephone number, including area code

10 Bank Street, Suite 680, White Plains, New York 10606
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment to the Registrant’s Current Report on Form 8-K (SEC Accession No. 0001354488-11-003291) filed with the SEC on September 9, 2011, is being filed to provide a corrected Exhibit 99.1, the Investor Presentation at the Kaufman Bros. 14th annual investor conference.

Item 8.01.          Other Events.

A copy of Green Earth Technologies, Inc.’s Investor Presentation presented on September 8, 2011, at the Kaufman Bros. 14th annual investor conference is attached as Exhibit 99.1 hereto.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation at the Kaufman Bros. 14th annual investor conference.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN EARTH TECHNOLOGIES, INC.

By:	/s/ Greg Adams
Greg Adams
Chief Financial Officer

Dated:  October 5, 2011